STRATEGIC GROUP VARIABLE UNIVERSAL LIFE®

SUPPLEMENT DATED MARCH 4, 2003

TO THE PROSPECTUS DATED MAY 1, 2002

for

Variable Rider to Group Flexible Premium Adjustable Life Insurance Certificate

(Strategic Group Variable Universal Life®)

Issued by Massachusetts Mutual Life Insurance Company

Effective January 31, 2003, Northern Trust Investments, Inc. (“Northern Trust”) replaced Deutsche Asset Management, Inc. (“DAMI”) as the MML Equity Index Fund’s Sub-Adviser. This change resulted from the sale by Deutsche Bank, the parent company of DAMI, of their global passive equity, enhanced equity and passive fixed income businesses to Northern Trust.

As a result of this change, the following change is being made to the prospectus for the above-referenced policy:

In the MML Series Investment Fund (“MML Trust”) section of the prospectus, the MML Equity Index Fund sub-adviser line has been revised as follows:

Sub-adviser: Northern Trust Investments, Inc.

There are no other changes being made at this time.

March 4, 2003